              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA


 NUMBER                                                                  SHARES
--------                                                                --------
   0
--------                                                                --------
                                     COMMON

                              TECHROLLUP.COM, INC.

                             TOTAL AUTHORIZED ISSUE
         50,000,000 COMMON SHARES WITH A PAR VALUE OF $0.001 PER SHARE

This is to Certify that                [SPECIMEN]                is the owner of
                       ------------------------------------------
                                                                  fully paid and
------------------------------------------------------------------
non-assessable COMMON shares of TECHROLLUP.COM, INC. transferable only on the books of the Corporation by the holder hereof in person or by the duly authorized Attorney upon surrender of this certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated



-----------------------------------          -----------------------------------
             SECRETARY                                    PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common       UNIF GIFT MIN ACT  --     Custodian
TEN ENT   -- as tenants by the                                ------------------
             entireties                                       (Cust)     (Minor)
JT TEN    -- as joint tenants with                            under Uniform
             right of survivorship and                        Gifts to Minors
             not as tenants in common                         Act
                                                                 ---------------
                                                                   (State)

         Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED                         HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   ------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)
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                                                                          SHARES
--------------------------------------------------------------------------
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND
APPOINT                                                                ATTORNEY
       ----------------------------------------------------------------
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:
      ---------------------------
     IN THE PRESENCE OF
                       ---------------------------------------------------------

--------------------------------------------------------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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                                STATE OF FLORIDA
                                     [LOGO]
                              DEPARTMENT OF STATE

I certify the attached is a true and correct copy of the Articles of Incorporation of TECHROLLUP.COM, INC., a Florida corporation, filed on November 12, 1999, as shown by the reocrds of this office.

The document number of this corporation is P99000100133.

                                                Given under my hand and the
                                            Great Seal of the State of Florida
                                           at Tallahassee, the Capitol, this the
                                              Sixteenth day of November, 1999



[GREAT SEAL OF THE                                  /s/ Katherine Harris
 STATE OF FLORIDA]
                                                       Katherine Harris
                                                      Secretary of State